Merrill Lynch Growth Industrials Conference December 13, 2007 Vernon J. Nagel Acuity Brands, Inc. Chairman, President, and CEO Exhibit 99.1

2 Topics • 2007 Achievements • Company Overview • Market Overview • Profitable Growth Strategy

3 2007 • Strategic clarity • Operational improvements • Record financial results Key Achievements

Strategic Clarity
ASP
22%
ABL
78%
FY 2007 Net Sales
$2.53 Billion
Markets
Products
Customers
Sales Model
Construction
Fixtures
Contractors,
Specifiers,
Distributors
Agents, Direct
Cleaning
Chemicals
End-Users
Direct
ABL ASP

Strategic Clarity
•
October 31, 2007
•
Tax-free
•
Zep Inc.
•
NYSE: ZEP
•
$62.5M cash dividend
•
Different industry dynamics
•
Greater focus
Strategic
Tactical
•
Pursue separate strategies
•
Better alignment of associates
and shareholders
•
Transparency to investors
Spin-off Reason

6 Operational Improvements • Products and services • Pricing • Productivity • Access to market

Consolidated Results
Net sales
Operating profit %
EPS
Free cash flow
Dividend
Debt, net of cash
Return on equity
2007 2006
$2.53B
10.2%
$3.37
$204M
$26M
$149M
24%
$2.39B
8.2%
$2.34
$127M
$27M
$283M
20%
6%
200bps
44%
61%
(4%)
(47%)
400bps
Free cash flow is defined as cash provided by operations less capital expenditures.

Diluted EPS
Net Sales Operating Profit & Margins
Historical Proformas
($Millions, except Diluted EPS)
$1,638
$1,841
$1,965
'05 '06 '07
$67
$152
$222
'05 '06 '07
$0.55
$1.75
$2.93
'05 '06 '07
Note:  Historical Proformas exclude operating results from specialty chemicals business including certain allocations of corporate costs. 2005 operating profit includes restructuring charge of $19.4 million ($0.32 per diluted share). 2007 operating profit includes a $6.6 million net gain ($0.10 per diluted share) related to the settlement of a commercial dispute.
4.1%
Margin
8.3%
Margin
11.3%
Margin
+6.7%
+12.4%
+67%
+218%

Proformas
(a) Assume Zep distribution dividend used to finance Q1 share repurchases.
(b) Corporate expense consists primarily of public company expense and LTIP.  FY 2008 forecasted Corporate expense by quarter: Q1 - $8M; Q2 - $7M; Q3 - $6M; Q4 - $5M.
Cash
Total Assets
Debt
Equity
Diluted shares O/S
Corporate expense run rate
Gross interest expense
$281M
$1,437M
$364M
$595M
42.5M (a)
$20-$22M (b)
$34M
Fiscal 2008 Unusual Items
$4-5M
$8M+
Spin-off costs
Restructuring charge
August 31, 2007

10 Company Overview • Acuity Brands - holding company • Operating subsidiary - ABL • NYSE: AYI

11

AcuityBrands

LITHONIA LIGHTING

HOLOPHANE

gotham

HYDREL

ANTIQUE Street Lamps

AEL American Electric Lighting

SPECLIGHT

MetalOptics

PEERLESS

mark architectural lighting

CARANDINI

Synergy LIGHTING CONTROLS

ABL Profile
Agencies:
Customers:
Products:
Associates:
Market Share*:
$1.96B
$251M
12.8%
17
Net Sales:
Operating Profit:
OP Margin:
Mfg Facilities:
160+
5,000
500,000 Active Products
2,000 Product Groups
7,000
17%  (#1 Rank)
$1.64B
$95M
5.8%
2007 2005
Note: 2005 operating profit includes $15.7 million restructuring charge.
* Source: Company Estimates - 2007.
$1.84B
$181M
9.9%
2006

13 Indoor Products Fluorescent Downlighting Track Lighting Emergency H.I.D. Rough Service Flexible Wiring Controls Retrofit 13

14 Area & Parking Roadway & Street Flood Lighting Security Sports High-Mast Building Mounted Poles & Post In-grade Underwater Accent & Border Controls Outdoor Products 14

15 • Size • Trends • Outlook Market Overview

Lighting
Showrooms
Utilities
Direct/Nat'l
Accts
Electrical
Wholesalers
Other
$0.2
Home
centers
Source:  Company Estimates – 2007
$2.4
$1.3
$2.5
$1.6
$0.9
$1.9
Product Segments
$6.9
$1.7
$0.5
Channels
($ billions)
N.A. Market Overview
$10.6 Billion
$0.6
$0.7
Residential
Industrial
Emergency,
Controls and
Modular
Wiring
Architectural
Indoor and
Other
Fluorescent
Outdoor

Market Overview
U.S. National Office Vacancy Rates
0%
4%
8%
12%
16%
20%
Q1-99 Q1-00 Q1-01 Q1-02 Q1-03 Q1-04 Q1-05 Q1-06 Q1-07
Downtown Suburban
Source: CB Richard Ellis
•
Positive AIA Billings
Index
•
Stable office vacancy
rates
•
Solid leasing/rental
income fundamentals
for commercial real
estate
•
Low unemployment
•
Low interest rate
environment
Source: The American Institute of Architects
Architecture Billings Index
3-Month Moving Average

1999 2000 2001 2002 2003 2004 2005 2006 2007
Commercial/Industrial Institutional

18 50 75 100 125 150 175 200 225 250 1993 1995 1997 1999 2001 2003 2005 2007 Market Overview Residential Non-Residential U.S. Private Construction Index Through October 2007 (Inflation Adjusted)

19
N.A. Market Overview
Source: Company Estimates
Non-Residential Lighting Market Growth Trends
(Real Growth)
3.9%
7.9%
-4.3%
-3.6%
-1.2%
-1.0%
2.7%
0.5%
3.6%
4.8%
3.3%
-2.4%
FY2001 FY2002 FY2003 FY2004 FY2005 FY2006 FY2007 FY2008 FY2009 FY2010 FY2011 FY2012

20
N.A. Outlook
’08-’12 Est.
Annualized
Growth Rate*
Industrial $1.3B
Outdoor $2.5B
C&I $4.9B
+3.2%
+2.4%
+2.7%
CY07
Market
Size
Application
Office, Retail
Education, Hospital
Streets, Highways,
Parking Lots
Manufacturing,
Warehouses
ABL holds the #1 position in each of the
product markets in the U.S.
Product
Market
* Source:  NEMA and Global Insight

21 Profitable Growth Strategy

22 Profitable Growth Strategy Market leader of lighting and lighting related products and services delivering consistent upper-quartile performance Vision

AcuityBrands

Top Quartile Performance
Expand Earnings and Cash Flow

23 Profitable Growth Strategy Grow Market Share Operating Excellence “3 C’s” Organic Growth Strategic Opportunities

24
Profitable Growth Strategy
Operational excellence
•
Lean tools
•
3 C’s
Customer
satisfaction
Globally competitive
Cost
structure
Culture
of continuous improvement
•
Product innovation
•
Superior customer service
•
Expand market presence
NYC office
Sales force/marketing expansion
•
Acquisitions/alliances
•
Retrofit
•
Complimentary products
•
Adjacent markets
Focus Tactical Implementation
Organic growth
Strategic opportunities

25 Profitable Growth Strategy • Margins • EPS Growth • ROE • Cash Flow >10% 15%+ 20%+ Exceed net income “Consistent Upper-Quartile Performance” Financial Goals

26 Investment Considerations • Market leader • Superior customer value proposition • Strong operational focus • Growth-oriented organization Conclusion Compelling long-term investment

27
Forward-Looking Statement
This presentation contains forward-looking statements, within the meaning of the
Private Securities Litigation Reform Act of 1995. Statements made herein that may be considered forward-looking include statements incorporating terms such as
"expects," "believes," "intends," "anticipates" and similar terms that relate to future events, performance, or results of the Company, including, without limitation, statements made regarding the forecast for the non-residential construction market and expected future results.
Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the historical experience of Acuity
Brands and management's present expectations or projections. These risks and uncertainties include, but are not limited to, customer and supplier relationships and prices; competition; ability to realize anticipated benefits from initiatives taken and timing of benefits; market demand; litigation and other contingent liabilities; and
economic, political, governmental, and technological factors affecting the Company's operations, tax rate, markets, products, services, and prices, among others. Please see the other risk factors more fully described in the Company's SEC filings including the Annual Report on Form 10-K filed with the Securities and Exchange Commission on October 30, 2007.

AcuityBrands™

LITHONIA LIGHTING

CARANDINI™

ANTIQUE™ Street Lamps

AEL American Electric Lighting®

HOLOPHANE®

HYDREL®

SPECLIGHT.

MetalOptics™

gotham®

PEERLESS®

mark architectural lighting®

Synergy® LIGHTING CONTROLS